Exhibit 10.7

Power of Attorney

I, the undersigned, Huang Liuqing, Chinese nationality, ID Num.: 350402197710292025, hold 0.78% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Huang Liuqing

Signature: /s/ Huang Liuqing

Date: March 31, 2018

Power of Attorney

I, the undersigned, Huang Xiaoyang, Chinese nationality, ID Num.: 350102196901180586, hold 44.74% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Huang Xiaoyang

Signature: /s/Huang Xiaoyang

Date: March 31, 2018

Power of Attorney

We, the undersigned, Inner Mongolia Guangxin Investment Co., Ltd., a limited liability company duly established and valid existing under the PRC laws, Certificate Num.:91150200318491313H, hold 7.55% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, We hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

We, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest we hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of us; (ii) the performance of all our rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on our behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by us. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of us.

All acts associated with our equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of us. All documents executed by Tiandahai shall be deemed as executed by us, we shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from us. Nevertheless, Tiandahai shall report to us immediately after such assignment and the assignment shall not harm any of our rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as we are a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that we intend to perform the rights hereunder, we shall negotiate with Tiandahai in advance.

Inner Mongolia Guangxin Investment Co., Ltd.

Legal Representative: /s/ Inner Mongolia Guangxin Investment Co., Ltd.

Date: March 31, 2018

Power of Attorney

I, the undersigned, Li Jingru, Chinese nationality, ID Num.: 64010219690530002X, hold 3.02% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Li Jingru

Signature: /s/Li Jingru

Date: March 31, 2018

Power of Attorney

I, the undersigned, Lin Xianfeng, Chinese nationality, ID Num.: 321202198105280623, hold 2% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Lin Xianfeng

Signature: /s/ Lin Xianfeng

Date: March 31, 2018

Power of Attorney

I, the undersigned, Shi Bo, Chinese nationality, ID Num.: 422323197402214910, hold 2.35% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Shi Bo

Signature: /s/ Shi Bo

Date: March 31, 2018

Power of Attorney

I, the undersigned, Tang Mian, Chinese nationality, ID Num.: 500228199001103746, hold 4.99% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Tang Mian

Signature: /s/ Tang Mian

Date: March 31, 2018

Power of Attorney

I, the undersigned, Tian Ce, Chinese nationality, ID Num.: 130636198609102889, hold 2% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Tian Ce

Signature: /s/ Tian Ce

Date: March 31, 2018

Power of Attorney

I, the undersigned, Wang Zhishuang, Chinese nationality, ID Num.: 350221197705091518, hold 0.78% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Wang Zhishuang

Signature: /s/ Wang Zhishuang

Date: March 31, 2018

Power of Attorney

I, the undersigned, Yin Shenping, Chinese nationality, ID Num.: 320113196912054853, hold 29.83% equity interest in Xiamen Hengda Haitian Computer Network Co., Ltd. (“Hengda Haitian”). As a shareholder of Hengda Haitian, I hereby irrevocably entrust Tiandahai (Xiamen) Information Technology Co., Ltd. (“Tiandahai”) to execute the following rights during the term of this Power of Attorney:

I, the undersigned, exclusively authorize Tiandahai as the sole representative with full authority to perform shareholder’s rights upon the equity interest I hold, including but not limited to: (i) the attendance of the shareholder’s meeting and the execution of relative Shareholder Resolution(s) of Hengda Haitian for and on behalf of me; (ii) the performance of all my rights associated with the ownership of equity conferred by laws and Articles of Association of Hengda Haitian including but not limited to voting-rights and the rights of assigning, transferring, pledging or disposing of such equity interest partially or wholly; and (iii) the designations and appointments of Legal Representative, Chief Executive Director, Directors, Supervisors, General Manager and/or other Officer(s) of Hengda Haitian on my behalf.

Tiandahai is entitled to execute the Transfer Agreement mentioned in the Exclusive Equity Interest Purchase Agreement within its authority and duly perform the Equity Interest Pledge Agreement and the Exclusive Equity Interest Purchase Agreement that are entered into simultaneously with this Power of Attorney by me. The execution of the abovementioned rights shall not constitute any limitation on this Power of Attorney.

Save as otherwise provided hereunder, Tiandahai is entitled to exercise all the necessary rights arising from the equity interest upon its own discretions without any oral or written instructions of me.

All acts associated with my equity interest in Hengda Haitian conducted by Tiandahai shall be deemed as the acts of me. All documents executed by Tiandahai shall be deemed as executed by me, I shall acknowledge such documents.

Tiandahai is entitled to assign all rights under this Power of Attorney. Tiandahai is entitled to entrust any other individual(s) or legal entity(s) to execute the above rights and equity interest without issuing any notice to or obtaining any prior consent from me. Nevertheless, Tiandahai shall report to me immediately after such assignment and the assignment shall not harm any of my rights or vested interests in any event.

This Power of Attorney shall be irrevocable and continuously valid so long as I am a shareholder of Hengda Haitian and shall come into effect as of the date set forth below.

During the term of this Power of Attorney, in the event that I intend to perform the rights hereunder, I shall negotiate with Tiandahai in advance.

Yin Shenping

Signature: /s/ Yin Shenping

Date: March 31, 2018